UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                 CURRENT REPORT
                               (Amendment No. 1)


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      NOVEMBER 7, 2007 (OCTOBER 31, 2007)
                ________________________________________________
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        DELAWARE                    001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                              33069
__________________________________________                            __________
 (Address of principal executive office)                              (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)
         Following several meetings and deliberations that began earlier in the year, the Compensation Committee (the "Committee") of Point Blank Solutions, Inc. (the "Company") adopted the 2007 Annual Incentive Plan (the "Plan") on October 31, 2007. An independent consulting firm assisted the Company in developing the Plan. Pursuant to the Plan, all employees, including the Company's Principal Financial Officer and the Named Executive Officers (as such term is defined in Item 402 of Regulation S-K), but excluding the Company's Chief Executive Officer and President (whose bonus will be determined outside of the Plan), are eligible to receive cash bonuses for achievement of pre-set performance targets by the Company. Notwithstanding the foregoing, the Compensation Committee retains discretion under the Plan to limit participation in the Plan to one or more sub-groups of the Company's employees.

         Under the Plan, an aggregate pool of funds (the "Pool") will be established for payment of bonuses based upon the Company's achievement of specified financial and non-financial goals for the 2007 fiscal year. The Plan's financial goals (the "Financial Goals") are based upon (i) the rate of achievement by the Company of a target adjusted EBITDA (calculated as earnings before interest, taxes, depreciation, amortization, certain non-recurring professional fees and non-cash stock compensation), and (ii) revenue levels. The level of achievement of the adjusted EBITDA target is weighted at 75% and the level of achievement of the revenue target is weighted at 25% in determining performance against the Financial Goals.

         Based upon the rate of achievement of the Financial Goals, the Pool will be preliminarily calculated as follows:

________________________________________________________________________________

FINANCIAL GOAL PERFORMANCE LEVEL                   POOL FUNDING
________________________________________________________________________________

     Below 75% of target             No Pool funding
________________________________________________________________________________

     Between 75% and 100%            Pool funding between 50% and 100% of
                                     target Bonus Pool
________________________________________________________________________________

     Between 100% and 125%           Pool funding between 100% and 150% of
                                     target Pool
________________________________________________________________________________

     Between 125% and 150%           At the Committee's discretion, the
                                     Pool may be funded up to two times the
                                     target Pool
________________________________________________________________________________


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


         After determination of the preliminary Pool based upon the Company's achievement of the Financial Goals, the Committee may adjust the amount of the Pool, in the Committee's discretion, based upon the level of achievement of specified non-financial goals. The Plan's non-financial goals (the "Non-Financial Goals") are (i) the achievement of regaining compliance with Securities Exchange Commission filing requirements and (ii) the integration of the Company's information systems (which combined criteria may result in an increase or decrease of the Pool by up to 25%).

         As part of the Plan, the Committee adopted target bonus levels for participants, which are expressed as percentages of each participant's annual salary. These target bonuses are used in determining the contribution by the Company to the Pool for each participant, as well as providing guidance for determining each participant's individual bonus payout under the Plan. Individual target bonus levels are based upon competitive market levels and Company internal equity considerations. However, the target bonus levels are not binding upon the Committee in determining the final aggregate contribution by the Company to the Pool or the payout for any participant.

         The below table sets forth the applicable target bonus percentages for the Company's individual funding contributions to the Pool and individual payout guidance for the Company's Principal Financial Officer and Named Executive Officers that were adopted under the Plan:

________________________________________________________________________________

              OFFICER                          TARGET BONUS     MAXIMUM BONUS
________________________________________________________________________________

James F. Anderson, Chief Financial Officer         50%              100%
and Chief Accounting Officer
________________________________________________________________________________

John C. Siemer, Chief Operating Officer
and Chief of Staff                                 50%              100%
________________________________________________________________________________

Samuel B. White, Executive Vice President,         50%              100%
Global Sales, Marketing and Research
Development
________________________________________________________________________________

         Determination of the available Pool under the Plan will occur after certification of the achievement of the performance criteria by the Committee, which in the case of the Financial Goals, will be based upon the 2007 audited financial statements of the Company. Final bonus payouts for the above individuals will be approved by the Committee based upon recommendations by the Company's Chief Executive Officer taking into account evaluations of individual performance under the Company's performance management system and assessments of relative contributions.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           POINT BLANK SOLUTIONS, INC.



                           By: /a/ JOHN SIEMER
                           _________________________________________________
                           Name: John Siemer
                           Title: Chief Operating Officer and Chief of Staff


Dated:  November 7, 2007